State Street Institutional Investment Trust
State Street Target Retirement 2070 Fund
Class I (SSGQX) Class K (SSGNX) Class R3 (SSGUX)
(the “Fund”)
SUPPLEMENT DATED JANUARY 3, 2025 TO THE PROSPECTUS
AND SUMMARY PROSPECTUS, EACH DATED DECEMBER 31, 2024
AS EACH MAY BE SUPPLEMENTED AND/OR REVISED FROM TIME TO TIME

1.
Effective on or about March 31, 2025 (the “Effective Date”), the corresponding discussion regarding the glide path for the Fund, within the section of the Fund’s Summary Prospectus titled “Principal Investment Strategies” and the section of the Prospectus titled “Fund Summary – State Street Target Retirement 2070 Fund – Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset classes are expected generally to place more emphasis on fixed income investments and less on equity investments as the target retirement date approaches.

The glide path shows the Fund’s long term strategic target allocations. The Fund’s actual allocations may differ. The Adviser periodically reviews the Fund’s target asset allocations and may, at any time, in its discretion, change the target asset allocations or deviate from the target asset allocations when it believes doing so is appropriate to pursue the Fund’s investment objective. The glide path is presented only as an illustration of how the process of re‑allocation occurs as the Fund approaches its target date.

2.
Effective on the Effective Date, the corresponding discussion regarding the Target Retirement 2070 Fund’s strategic target allocations to the Underlying Funds, within the section of the Fund’s Summary Prospectus titled “Principal Investment Strategies” and the section of the Prospectus titled “Fund Summary – State Street Target Retirement 2070 Fund – Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The following table shows the Fund’s strategic target allocations to the Underlying Funds on or about March 31, 2025.

Underlying Funds	Target Retirement 2070 Fund
State Street Equity 500 Index II Portfolio	38.81%
State Street Small/Mid Cap Equity Index Portfolio	12.94%
State Street Global All Cap Equity ex‑U.S. Index Portfolio	38.25%
State Street Aggregate Bond Index Portfolio	0.00%
SPDR Bloomberg Barclays 1‑10 Year TIPS ETF	0.00%
SPDR Bloomberg Barclays High Yield Bond ETF	0.00%
SPDR Dow Jones Global Real Estate ETF	0.00%
SPDR Portfolio Long Term Treasury ETF	10.00%
SPDR Portfolio Intermediate Term Treasury ETF	0.00%
SPDR Portfolio Short Term Treasury ETF	0.00%
SPDR Portfolio Short Term Corporate Bond ETF	0.00%
SPDR Bloomberg Enhanced Roll Yield Commodity Strategy No K‑1 ETF	0.00%
The Fund’s actual allocations are expected to differ over time. The Adviser periodically reviews the Fund’s target allocations to underlying investment options and may, at any time, in its discretion, change the target allocations or deviate from the target allocations when it believes doing so is appropriate to pursue the Fund’s investment objective. The Adviser may modify the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. The table is presented for illustrative purposes only. More current information regarding the Fund’s allocations may be available on its website: www.ssga.com.

3.
The table within the section of the Prospectus titled “ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES and RISKS” is hereby updated to reflect the updated strategic target allocation of the Funds as noted above.

4.	The discussion regarding the Underlying Funds of the Fund, within the section of the Prospectus titled “APPENDIX A – UNDERLYING FUNDS” is revised to include the following:
SPDR Bloomberg Enhanced Roll Yield Commodity Strategy No K‑1 ETF
The SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K‑1 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index composed of a broad range of commodity exposures. The Fund seeks to track the performance of the Bloomberg Enhanced Roll Yield Total Return Index (the “Index”). Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its net assets (plus borrowings, if any), directly or indirectly, in securities and/or other instruments comprising the index it seeks to track or in instruments providing exposure to securities and/or other instruments comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days’ notice. The Fund seeks to achieve its investment objective primarily through exposure to commodity-linked derivative instruments based on the Index. The Fund expects to gain exposure to these investments by investing in a wholly-owned subsidiary, an exempted limited company organized under the laws of the Cayman Islands (“Subsidiary”). The Fund may, to a lesser extent, invest directly in these instruments. The Fund expects to obtain a substantial amount of its exposure to the investment results of the Index through direct or indirect investments in total return swaps that provide returns similar to the commodity futures contracts in the Index. The Subsidiary and Fund may also invest in other commodity-linked derivative instruments, including futures contracts. The performance of these commodity-linked derivative instruments is expected to correspond to the performance of the Index, without requiring the Fund to invest directly in commodities. The Subsidiary and the Fund may also invest in cash and cash equivalents (including U.S. treasury obligations) or money market instruments (including money market funds advised by SSGA FM), which are intended to provide liquidity, preserve capital, and serve as collateral for the Subsidiary’s or Fund’s derivative instruments.
The Subsidiary is managed by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, and has the same investment strategy as the Fund. The Fund’s investments in the Subsidiary generally provide the Fund with exposure to commodity-linked derivatives instruments within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary.
Please see the Fund’s Prospectus for additional information at www.ssga.com/spdrs.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE
010325SUPP1